                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                        AMENDMENT AGREEMENT dated as of April 11, 2002 (this
                  "Agreement"), among AMERICAN COMMERCIAL LINES LLC, a Delaware limited liability company (the "Borrower"), AMERICAN COMMERCIAL LINES HOLDINGS LLC, a Delaware limited liability company ("Holdings"), the Lenders listed on the signature pages herein, and JPMORGAN CHASE BANK, a New York banking corporation formerly named The Chase Manhattan Bank, as issuing bank (in such capacity, the "Issuing Bank"), as administrative agent (in such capacity, the "Administrative Agent"), as security trustee (in such capacity, the "Security Trustee") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

      A. Reference is made to the Credit Agreement dated as of June 30, 1998, as amended prior to the Restatement Closing Date (as defined below) (the "Original Credit Agreement"), among Holdings, the Borrower, the Lenders party thereto, the Issuing Bank, the Administrative Agent, the Security Trustee and the Collateral Agent pursuant to which (a) the Lenders made Tranche B Term Loans to the Borrower in an aggregate principal amount equal to $200,000,000 (of which $[143,950,889] is outstanding as of the date hereof), (b) the Lenders made Tranche C Term Loans in an aggregate principal amount equal to $235,000,000 (of which $[169,378,111] is outstanding as of the date hereof), (c) the Lenders extended and agreed to extend credit to the Borrower in the form of Revolving Loans in an aggregate principal amount at any time outstanding not in excess of $100,000,000 and (d) the Issuing Bank issued and agreed to issue letters of credit, in an aggregate face amount at anytime outstanding not in excess of $25,000,000, to support payment obligations incurred in the ordinary course of business by the Borrower and its Subsidiaries.

      B. Holdings, the Borrower, the Required Lenders, the Issuing Bank, the Administrative Agent, the Security Trustee and the Collateral Agent have agreed, subject to the terms and conditions contained herein and pursuant to the voting provisions set forth in the Original Credit Agreement, that the Original Credit Agreement (including all exhibits and schedules thereto) be amended and restated in its entirety in the form of the Amended and Restated Credit Agreement set forth as Exhibit A hereto and without any further action on the part of the Lenders (the "Amended and Restated Credit Agreement"), provided that until such time, the Original Credit Agreement shall remain in full force and effect (subject to the terms of the Forbearance Agreement which shall remain effective until the earliest to occur of the New Forbearance Termination Date, a Forbearance Default (as each such term is defined in the Forbearance Agreement) and the Restatement Closing Date).

      C. On the Restatement Closing Date, subject to the consummation of the other Transactions, (a) $50,000,000 of the then outstanding Revolving Credit

Borrowings shall be converted into Tranche A Term Loans and the Revolving Credit Commitments permanently reduced by such amount and (b) the Borrower shall prepay not less than $25,000,000 aggregate principal amount of the outstanding Term Loans (the "Restatement Prepayment").

      D. In connection with the Restructuring, on the Restatement Closing Date a newly formed, direct or indirect wholly owned subsidiary of DHC shall be merged with and into Holdings pursuant to Section 2.5 of the Recapitalization Agreement, with Holdings as the surviving entity (the "Holdings Merger").

      E. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Amended and Restated Credit Agreement.

      SECTION 2. Amendment and Restatement of the Original Credit Agreement. (a) Holdings, the Borrower, the Required Lenders, the Issuing Bank, the Administrative Agent, the Security Trustee and the Collateral Agent agree that the Original Credit Agreement (including all exhibits and schedules thereto) is hereby amended and restated, such that on the Restatement Closing Date, the terms set forth in Exhibit A hereto shall replace the terms of the Original Credit Agreement. As used in the Amended and Restated Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, mean, from and after the replacement of the terms of the Original Credit Agreement by the terms of the Amended and Restated Credit Agreement, the Amended and Restated Credit Agreement.

      (b) On the Restatement Closing Date and upon the replacement of the terms of the Original Credit Agreement by the terms of the Amended and Restated Credit Agreement, (i) $50,000,000 of the then outstanding Revolving Credit Borrowings shall be converted into Tranche A Term Loans and the Revolving Credit Commitments permanently reduced by such amount and (ii) the Borrower shall make the Restatement Prepayment.

      SECTION 3. Representations and Warranties. The Borrower hereby makes to each of the other parties hereto, on and as of the Restatement Closing Date, each of the representations and warranties contained in Article III of the Amended and Restated Credit Agreement, except to the extent such representations and warranties expressly relate to an earlier date, and each of such representations and warranties is hereby incorporated by reference herein.

      SECTION 4. Fees. On the Restatement Closing Date, the Borrower agrees to pay a fee (the "Amendment Fee") to each Lender that executes and delivers to the Administrative Agent (or its counsel) a signature page to this Agreement on or prior to

April 11, 2002, through the Administrative Agent, in an amount equal to 0.375% of the sum of (a) the outstanding Term Loans of such Lender and (b) the Revolving Credit Commitment (whether used or unused) of such Lender, in each case immediately prior to the replacement of the terms of the Original Credit Agreement with the terms of the Amended and Restated Credit Agreement and without giving effect to the conversion of any Revolving Loans into Term Loans or the Restatement Prepayment. The Amendment Fee shall be payable on the Restatement Closing Date in immediately available funds. Once paid, the Amendment Fee shall not be refundable under any circumstances.

      SECTION 5. Conditions to the Replacement of the Original Credit Agreement by the Amended and Restated Credit Agreement. The terms of the Amended and Restated Credit Agreement shall not replace the terms of the Original Credit Agreement until the date occurring on or prior to August 1, 2002, on which each of the following conditions is satisfied (the "Restatement Closing Date"):

      (a) The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Bank, a favorable written opinion of Kirkland & Ellis, external counsel for Holdings and the Borrower, substantially to the effect set forth in Exhibit J of the Amended and Restated Credit Agreement, (A) dated the Restatement Closing Date and (B) addressed to the Issuing Bank, the Administrative Agent and the Lenders.

      (b) The Administrative Agent shall have received (i) a copy of the articles of organization, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Restatement Closing Date and certifying (A) that attached thereto is a true and complete copy of the operating agreement and bylaws, if any, of such Loan Party as in effect on the Restatement Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or analogous body of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the articles of organization or operating agreement, as the case may be, of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause
(i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents as the Lenders, the Issuing Bank or Cravath, Swaine & Moore, counsel for the Administrative Agent, may reasonably request.

      (c) The Administrative Agent shall have received a certificate, dated the Restatement Closing Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b), (c) and
(d) of Article 4 of the Amended and Restated Credit Agreement.

      (d) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Restatement Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower thereunder or under any other Loan Document.

      (e) The Collateral Agent shall have received a Perfection Certificate with respect to the Loan Parties dated the Restatement Closing Date and duly executed by a Responsible Officer of the Borrower, and Holdings and the Borrower shall have taken such action as may be reasonably requested by the Collateral Agent to ensure the perfection and priority of the Liens of the Security Documents.

      (f) The Reaffirmation of Guarantee and Security Documents shall have been duly executed by the parties thereto, shall have been delivered to the Collateral Agent and shall be in full force and effect.

      (g) The LLC Agreement shall have been duly executed by the parties thereto, shall have been delivered to the Administrative Agent and shall be in full force and effect.

      (h) The Administrative Agent shall have received a copy of, or a certificate as to coverage under, the insurance policies required by Section
5.02 of the Amended and Restated Credit Agreement and the applicable provisions of the Security Documents, each of which shall be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement and to name the Collateral Agent as additional insured, in form and substance reasonably satisfactory to the Administrative Agent.

      (i) The DHC Contribution shall have been made or shall be made simultaneously with the replacement of the terms of the Original Credit Agreement by the terms of the Amended and Restated Credit Agreement, and the Borrower shall have used the cash proceeds thereof to make the Restatement Prepayment.

      (j) (i) The Exchange Offer and Consent Solicitation shall have been distributed to the holders of the Senior Unsecured Notes on or prior to April 15, 2002, and shall have been accepted by holders of Senior Unsecured Notes holding not less than 95% of the aggregate principal amount of the Senior Unsecured Notes, and the transactions contemplated thereby consummated, on or prior to June 15, 2002 or (ii) Holdings and/or the Borrower and/or the Subsidiaries shall have commenced the Chapter 11 Case on or prior to June 15, 2002, and the Chapter 11 Plan shall have been confirmed by the Court and become effective, and the Borrower shall have emerged from the Chapter 11 Case proceedings on or prior to August 1, 2002.

      (k) None of the Restructuring Documents and the other applicable agreements relating to the Transactions (including the Recapitalization Agreement, the Exchange Offer and Consent Solicitation, the Disclosure Statement and the New Note Documents) shall have been amended, waived or otherwise modified in any material respect adverse to the Lenders, the Collateral Agent or the Administrative Agent without the approval of the Required Lenders, which approval shall not be unreasonably withheld. The Restructuring shall have been consummated or shall be consummated on or prior to the Restatement Closing Date in accordance with the terms and conditions of the Restructuring Documents and applicable law.

      (l) The Lenders shall have received (i) financial projections for a period of five years following the Restatement Closing Date, as prepared by management of the Borrower and delivered to the Administrative Agent on or prior to the date hereof, reflecting the Transactions and the other transactions contemplated hereby and including the written assumptions on which such projections were based, (ii) audited financial statements for the 2001 fiscal year of the Borrower and (iii) pro forma consolidated financial statements of the Borrower as of December 28, 2001, and for the twelve-month period then ended, after giving effect to the Transactions and the consummation of the other transactions contemplated hereby.

      (m) The terms and conditions of the New Note Documents shall not differ in any material respect adverse to the Lenders, the Collateral Agent or the Administrative Agent from the terms and conditions described in the Description of the Senior Notes and the Description of the Senior Subordinated Notes attached as Exhibits B and C, respectively, to the Recapitalization Agreement.

      (n) All requisite Governmental Authorities shall have approved or consented to the Transactions and the other transactions contemplated hereby to the extent required, each requisite third party shall have approved or consented to the Transactions and the other transactions contemplated hereby, in each case to the extent that each such third party approval or consent is required and is material to Holdings or the Borrower, all applicable appeal periods shall have expired and there shall be no governmental or judicial action, actual or threatened, that has a reasonable likelihood of restraining, preventing or imposing materially burdensome conditions on the Transactions or the other transactions contemplated hereby.

      (o) The Administrative Agent shall have received reasonably satisfactory evidence that the Receivables Program shall have been extended on or replaced by substantially similar material terms to those of the PNC Documentation.

      (p) The sum of the cash on hand at the Borrower and the Subsidiary Guarantors plus the unused Revolving Credit Commitments shall exceed $10,000,000.

      (q) If the Chapter 11 Case shall have been commenced and if any debtor in possession financing or similar financing shall have been provided to Holdings or the Borrower, (i) the principal, interest, fees and other amounts due pursuant to such financing shall have been repaid in full, (ii) all letters of credit issued pursuant to the DIP Facility shall have been cash collateralized or continued pursuant to the Amended and Restated Credit Agreement or supported by standby letters of credit, all as required by the DIP Facility, (iii) all commitments to lend pursuant to such financing shall have been permanently terminated, (iv) all obligations pursuant or relating to such financing and all security interests related thereto shall have been discharged, other than contingent indemnity obligations, and (v) the Administrative Agent shall have received satisfactory evidence of such repayment, termination and discharge.

      (r) The Administrative Agent shall have received reasonably satisfactory evidence that the Borrower shall have pledged to the Collateral Agent, its successors and assigns, and granted to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in the Borrower's membership interests in Vessel Leasing LLC, a Delaware limited liability company.

      Holdings, the Borrower, the Required Lenders and the Administrative Agent agree that upon satisfaction of the conditions set forth in this Section 5, (i) all previously existing Acknowledged Events of Default, as defined in the Forbearance Agreement, (ii) all Defaults resulting from a "going concern" or similar qualification as specified in Section 2(b) of the Forbearance Agreement and (iii) all Defaults resulting from the implementation and consummation of the Restructuring as specified in Section 2(c) of the Forbearance Agreement, if any (collectively the "Restatement Closing Date Acknowledged Events of Default"), shall be waived.

      SECTION 6. Mutual Release. Each of the Lenders party to this Agreement, the Collateral Agent and the Issuing Bank hereby authorizes and directs, on its behalf and in its stead, the Administrative Agent to execute and deliver to the other parties thereto the Mutual Release on the Restatement Closing Date. The Administrative Agent agrees that on the Restatement Closing Date it shall execute and deliver the Mutual Release for itself, the Collateral Agent, the Issuing Bank and the Lenders party to this Agreement.

      SECTION 7. Consent and Waiver. The Required Lenders hereby consent to the Holdings Merger and hereby waive compliance by Holdings and the Borrower with the provisions of Section 6.05 of the Original Credit Agreement to the extent (but only to the extent) necessary to permit such merger.

      SECTION 8. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      SECTION 9. No Novation. Neither this Agreement nor the replacement of the terms of the Original Credit Agreement by the terms of the Amended and Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Original Credit Agreement or discharge or release the Lien or priority of any security agreement, any pledge agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Original Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Amended and Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Original Credit Agreement or the Borrower or any other Loan Party under any Loan Document (as defined in the Original Credit Agreement) from any of its obligations and liabilities thereunder. Each of the Original Credit Agreement and the other Loan Documents shall remain in full force and effect, until and except as modified hereby or in connection herewith. This Agreement shall constitute a Loan Document for all purposes of the Original Credit Agreement and the Amended and Restated Credit Agreement.

      SECTION 10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended and Restated Credit Agreement.

      SECTION 11. Counterparts. This Agreement may be executed in one or more counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 13 hereof. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart hereof.

      SECTION 12. Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and are not to be taken into consideration in interpreting this Agreement.

      SECTION 13. Effectiveness. This Agreement shall become effective when it shall have been executed by the Borrower, Holdings and the Administrative Agent and when the Administrative Agent shall have required counterparts hereof which, when taken together, bear the signatures of the Required Lenders, and thereafter shall be binding upon and inure to the benefit of Holdings, the Borrower, the Administrative Agent, the Collateral Agent, the Security Trustee, the Issuing Bank and each Lender and their respective permitted successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        AMERICAN COMMERCIAL LINES LLC,

                                        by

                                           /s/ James J. Wolff
                                           -------------------------------------
                                           Name:  James J. Wolff
                                           Title: Senior Vice President and CFO


                                        AMERICAN COMMERCIAL LINES HOLDINGS LLC,

                                        by

                                           /s/ James J. Wolff
                                           -------------------------------------
                                           Name:  James J. Wolff
                                           Title: Senior vice President and CFO


                                        JPMORGAN CHASE BANK, individually and as Administrative Agent, Collateral Agent, Issuing Bank and Security Trustee,

                                        by
                                           /s/ Patrick A. Daniello
                                           -------------------------------------
                                           Name:  Patrick A. Daniello
                                           Title: Vice President

                      [SUBSIDIARY GUARANTOR SIGNATURE PAGE]

                                                          SUBSIDIARY GUARANTORS:
                                                          ---------------------

ACL CAPITAL CORP.
AMERICAN COMMERCIAL BARGE LINE LLC
AMERICAN COMMERCIAL LINES INTERNATIONAL LLC
AMERICAN COMMERCIAL MARINE SERVICE LLC
JEFFBOAT LLC
AMERICAN COMMERCIAL TERMINALS LLC
AMERICAN COMMERCIAL TERMINALS-MEMPHIS LLC
LOUISIANA DOCK COMPANY LLC
HOUSTON FLEET LLC
LEMONT FLEETING & HARBOR SERVICE LLC
TIGER SHIPYARD LLC
WILKINSON POINT LLC
ORINOCO TASA LLC
ORINOCO TASV LLC

by

     /s/ James J. Wolff
     ----------------------------------------------
     Name:  James J. Wolff
     Title: Senior Vice President and CFO
            Authorized Signatory

                                           AMMC CDO I, LIMITED,

                                           by   American Money Management Corp.,
                                                as Collateral Manager,

                                           by
                                                 /s/ David P. Meyer
                                                --------------------------------
                                                Name:    David P. Meyer
                                                Title:   Vice President


                                           AMMC CDO II, LIMITED,

                                           by   American Money Management Corp.,
                                                as Collateral Manager,

                                           by
                                                 /s/ David P. Meyer
                                                --------------------------------
                                                Name:    David P. Meyer
                                                Title:   Vice President

                                           ARCHIMEDES FUNDING, LLC,

                                           by   ING Capital Advisors LLC, as
                                                Collateral Manager,

                                           by

                                                 /s/ Steven Gorski
                                                --------------------------------
                                                Name:    Steven Gorski
                                                Title:   Vice President &
                                                         Senior Credit Analyst

                                           ARCHIMEDES FUNDING III, LTD.,

                                           by   ING Capital Advisors LLC, as
                                                Collateral Manager,

                                           by
                                                /s/ Steven Gorski
                                                --------------------------------
                                                Name:    Steven Gorski
                                                Title:   Vice President &
                                                         Senior Credit Analyst

                                           BALANCED HIGH-YIELD FUND I, LTD.,

                                           by   ING Capital Advisors LLC, as
                                                Asset Manager,

                                           by

                                                 /s/ Steven Gorski
                                                --------------------------------
                                                Name:    Steven Gorski
                                                Title:   Vice President &
                                                         Senior Credit Analyst

                                           BANK ONE, KENTUCKY NA,

                                           by
                                                /s/ Michael McFerran
                                                --------------------------------
                                                Name:    Michael McFerran
                                                Title:   First Vice President


                                           CENTURION CDO II, LTD.,

                                           by   American Express Asset
                                                Management Group Inc., as
                                                Collateral Manager,

                                           by
                                                /s/ Lynn A. Hopton
                                                --------------------------------
                                                Name:    Lynn A. Hopton
                                                Title:   Senior Managing
                                                         Director

                                           CENTURION CDO III, Limited,

                                           by   American Express Asset
                                                Management Group Inc., as
                                                Collateral Manager,

                                           by

                                                /s/ Yvonne E. Stevens
                                                --------------------------------
                                                Name:   Yvonne E. Stevens
                                                Title:  Senior Managing Director

                                           EATON VANCE INSTITUTIONAL SENIOR
                                           LOAN FUND,

                                           by   Eaton Vance Management, as
                                                Investment Advisor,

                                           by
                                                /s/ Payson F. Swaffield
                                                --------------------------------
                                                Name:    Payson F. Swaffield
                                                Title:   Vice President


                                           EATON VANCE SENIOR INCOME TRUST,

                                           by   Eaton Vance Management, as
                                                Investment Advisor,

                                           by
                                                /s/ Payson F. Swaffield
                                                --------------------------------
                                                Name:    Payson F. Swaffield
                                                Title:   Vice President


                                           FIRST DOMINION FUNDING I,

                                           by
                                                /s/ Andrew H. Marshak
                                                --------------------------------
                                                Name:    Andrew H. Marshak
                                                Title:   Authorized Signatory


                                           GRAYSON & CO,

                                           by   Boston Management and Research,
                                                as Investment Advisor,

                                           by

                                                /s/ Payson F. Swaffield
                                                --------------------------------
                                                Name:    Payson F. Swaffield
                                                Title:   Vice President


                                           HIBERNIA NATIONAL BANK,

                                           by
                                                /s/ Frank T. Crifasi
                                                --------------------------------
                                                Name:    Frank T. Crifasi
                                                Title:   Senior Vice President

                                           INDOSUEZ CAPITAL FUNDING III,
                                           LIMITED,

                                           by   Indosuez Capital, as Portfolio
                                                Advisor,

                                           by
                                                /s/ Andrew Brady
                                                --------------------------------
                                                Name:    Andrew Brady
                                                Title:   Vice President


                                           INDOSUEZ CAPITAL FUNDING IV, L.P.,

                                           by   RBC Leveraged Capital, as
                                                Portfolio Advisor,

                                           by

                                                /s/ Daniel H. Smith
                                                --------------------------------
                                                Name:    Daniel H. Smith
                                                Title:   Managing Director


                                           ING PRIME RATE TRUST,

                                           by   ING Investments, LLC, as
                                                Investment Manager,

                                           by

                                                /s/ Brian S. Horton
                                                --------------------------------
                                                Name:    Brian S. Horton
                                                Title:   Vice President


                                           KEYPORT LIFE INSURANCE COMPANY,

                                           by   Stein Roe & Farnham
                                                Incorporated, as Agent,

                                           by

                                                /s/ James R. Fellows
                                                --------------------------------
                                                Name:    James R. Fellows by
                                                Title:   Senior Vice President &
                                                         Portfolio Manager

                                           KZH CYPRESS TREE-1 LLC,

                                           by

                                                /s/ Susan Lee
                                                --------------------------------
                                                Name:    Susan Lee
                                                Title:   Authorized Agent

                                           KZH HIGHLAND-2 LLC,

                                           by

                                                /s/ Susan Lee
                                                --------------------------------
                                                Name:    Susan Lee
                                                Title:   Authorized Agent


                                           KZH ING-2 LLC,

                                           by
                                                /s/ Susan Lee
                                                --------------------------------
                                                Name:    Susan Lee
                                                Title:   Authorized Agent


                                           KZH PAMCO LLC,

                                           by
                                                /s/ Susan Lee
                                                --------------------------------
                                                Name:    Susan Lee
                                                Title:   Authorized Agent


                                           KZH RIVERSIDE LLC,

                                           by
                                                /s/ Susan Lee
                                                --------------------------------
                                                Name:    Susan Lee
                                                Title:   Authorized Agent


                                           KZH STERLING LLC,

                                           by
                                                /s/ Susan Lee
                                                --------------------------------
                                                Name:    Susan Lee
                                                Title:   Authorized Agent

                                           LIBERTY-STEIN ROE ADVISOR FLOATING
                                           RATE ADVANTAGE FUND,

                                           by   Stein Roe & Farnham
                                                Incorporated, as Advisor,

                                           by
                                                /s/ James R. Fellows
                                                --------------------------------
                                                Name:    James R. Fellows
                                                Title:   Senior Vice President &
                                                         Portfolio Manager

                                           MIZUHO CORPORATE BANK, LTD.
                                           (successor in interest to THE DAI-
                                           TCHI KANGYO BANK, LTD.),

                                           by
                                                /s/ Naoki Yamamori
                                                --------------------------------
                                                Name:    Naoki Yamamori
                                                Title:   Senior Vice President &
                                                         Department Head

                                           ML CBO IV (CAYMAN) LTD,

                                           by   Highland Capital Management,
                                                L.P., as Collateral Manager,

                                           by
                                                /s/ Louis Koven
                                                --------------------------------
                                                Name:    Louis Koven
                                                Title:   Executive Vice
                                                         President-CFO


                                           ML CLO XIX STERLING (CAYMAN) LTD,

                                           by   Highland Capital Management,
                                                L.P. (as successor in interest
                                                to Sterling Asset Manager),

                                           by
                                                /s/ Louis Koven
                                                --------------------------------
                                                Name:    Louis Koven
                                                Title:   Executive Vice
                                                         President-CFO

                                           ML CLO XX PILGRIM AMERICA (CAYMAN)
                                           LTD.,

                                           by   ING Investments, LLC, as
                                                Investment Manager,

                                           by

                                                /s/ Brian S. Horton
                                                --------------------------------
                                                Name:    Brian S. Horton
                                                Title:   Vice President


                                           MOUNTAIN CAPITAL CLO I, LTD.,

                                           by
                                                /s/ Darren R. Riley
                                                --------------------------------
                                                Name:    Darren R. Riley
                                                Title:   Director


                                           NATEXIS BANQUES POPULAIRES,

                                           by
                                                /s/ Frank H. Madden, Jr.
                                                --------------------------------
                                                Name:    Frank H. Madden, Jr.
                                                Title:   Vice President & Group
                                                         Manager

                                           by
                                                /s/ Joseph A. Miller
                                                --------------------------------
                                                Name:    Joseph A. Miller
                                                Title:   Associate


                                           NATIONAL CITY BANK OF KENTUCKY,

                                           by

                                                /s/ Thomas P. Crockett
                                                --------------------------------
                                                Name:    Thomas P. Crockett
                                                Title:   Senior Vice President

                                           NATIONAL WESTMINSTER BANK PLC,

                                           by   NatWest Capital Markets Limited,
                                                as Agent,

                                           by   Greenwich Capital Markets, Inc.,
                                                as Agent,

                                           by
                                                /s/ Harry Paschalidis
                                                --------------------------------
                                                Name:    Harry Paschalidis
                                                Title:   Vice President


                                           OCTAGON INVESTMENT PARTNERS III,
                                           LTD.,

                                           by   Octagon Credit Investors, LLC,
                                                as Portfolio Manager,

                                           by
                                                /s/ Michael B. Nechamkin
                                                --------------------------------
                                                Name:    Michael B. Nechamkin
                                                Title:   Portfolio Manager


                                           ORIX FINANCE CORP. I,

                                           by
                                                /s/ Sheppard H.C. Davis, Jr.
                                                --------------------------------
                                                Name:    Sheppard H.C. Davis,
                                                          Jr.
                                                Title:   Authorized
                                                         Representative


                                           PAM CAPITAL FUNDING L.P.,

                                           by   Highland Capital Management,
                                                L.P., as Collateral Manager,

                                           by
                                                /s/ Louis Koven
                                                --------------------------------
                                                Name:    Louis Koven
                                                Title:   Executive Vice
                                                         President-CFO

                                           PB CAPITAL CORPORATION,

                                           by

                                                /s/ Lisa Moraglia
                                                --------------------------------
                                                Name:    Lisa Moraglia
                                                Title:   Associate

                                           by
                                                /s/ Christopher J. Ruzzi
                                                --------------------------------
                                                Name:    Christopher J. Ruzzi
                                                Title:   Vice President


                                           PILGRIM CLO 1999-1 LTD.,

                                           by   ING Investments, LLC, as
                                                Investment Manager,

                                           by

                                                /s/ Brian S. Horton
                                                --------------------------------
                                                Name:    Brian S. Horton
                                                Title:   Vice President


                                           PNC BANK NATIONAL ASSOCIATION,

                                           by
                                                /s/ Connie Allen
                                                --------------------------------
                                                Name:    Connie Allen
                                                Title:   Assistant Vice
                                                         President


                                           REPULSE BAY CAPITAL LLC,

                                           by
                                                /s/ Edward Smith Christie
                                                --------------------------------
                                                Name:    Edward Smith Christie
                                                Title:   Vice President


                                           SEABOARD CLO 2000 LTD.,

                                           by   Orix Capital Markets, LLC, as
                                                Collateral Manager,

                                           by
                                                /s/ Sheppard H.C. Davis, Jr.
                                                --------------------------------
                                                Name:    Sheppard H.C. Davis,
                                                         Jr.
                                                Title:   Managing Director

                                           SENIOR DEBT PORTFOLIO,

                                           by   Boston Management and Research,
                                                as Investment Advisor,

                                           by
                                                /s/ Payson F. Swaffield
                                                --------------------------------
                                                Name:    Payson F. Swaffield
                                                Title:   Vice President


                                           SHIPPING BOND FUND LIMITED,

                                           by
                                                /s/ Cato Brahde
                                                --------------------------------
                                                Name:    Cato Brahde
                                                Title:   Director

                                           SRF 2000 LLC,

                                           by
                                                /s/ Ann E. Morris
                                                --------------------------------
                                                Name:    Ann E. Morris
                                                Title:   Assistant Vice
                                                         President


                                           SRF TRADING, INC.,

                                           by
                                                /s/ Ann E. Morris
                                                --------------------------------
                                                Name:    Ann E. Morris
                                                Title:   Assistant Vice
                                                         President


                                           SRV-HIGHLAND, INC.,

                                           by
                                                /s/ Ann E. Morris
                                                --------------------------------
                                                Name:    Ann E. Morris
                                                Title:   Assistant Vice
                                                         President

                                           STEIN ROE FLOATING RATE LIMITED
                                           LIABILITY COMPANY,

                                           by  Stein Roe & Farnham Incorporated,
                                               as Advisor,

                                           by

                                                /s/ James R. Fellows
                                                --------------------------------
                                                Name:    James R. Fellows
                                                Title:   Senior Vice President


                                           THE TRAVELERS INSURANCE COMPANY,

                                           by
                                                /s/ Denise T. Duffee
                                                --------------------------------
                                                Name:    Denise T. Duffee
                                                Title:   Investment Officer


                                           TIFD III-X INC.,

                                           by
                                                /s/ Edward Smith Christie
                                                --------------------------------
                                                Name:    Edward Smith Christie
                                                Title:   Vice President


                                           VAN KAMPEN CLO I, LIMITED,

                                           by   Van Kampen Investment Advisory
                                                Corp., as Collateral Manager,

                                           by
                                                /s/ William Lenga
                                                --------------------------------
                                                Name:    William Lenga
                                                Title:   Vice President


                                           VAN KAMPEN CLO II, LIMITED

                                           by   Van Kampen Investment Advisory
                                                Corp., as Collateral Manager,

                                           by
                                                /s/ William Lenga
                                                --------------------------------
                                                Name:    William Lenga
                                                Title:   Vice President

                                           VAN KAMPEN PRIME RATE INCOME TRUST,

                                           by   Van Kampen Investment Advisory
                                                Corp.,

                                           by
                                                /s/ William Lenga
                                                --------------------------------
                                                Name:    William Lenga
                                                Title:   Vice President


                                           VAN KAMPEN SENIOR INCOME TRUST,

                                           by   Van Kampen Investment Advisory
                                                Corp.,

                                           by

                                                /s/ William Lenga
                                                --------------------------------
                                                Name:    William Lenga
                                                Title:   Vice President



                                           WACHOVIA BANK, NATIONAL ASSOCIATION,

                                           by

                                                /s/ Matthew Berk
                                                --------------------------------
                                                Name:    Matthew Berk
                                                Title:   Authorized Officer